SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 30, 2017

 MACQUARIE INFRASTRUCTURE CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32384	43-2052503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 55th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 231-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On October 30, 2017, the Board of Directors of Macquarie Infrastructure Corporation (the “Company”) appointed Christopher Frost as chief executive officer of the Company, effective January 1, 2018.  James Hooke will resign his position as chief executive officer of the Company, effective December 31, 2017.
Mr. Frost, age 48, was appointed president and chief operating officer of the Company effective October 26, 2017.  Mr. Frost has been with Macquarie Group Limited (“Macquarie”) for over 20 years and since April2015 has served as both Macquarie Infrastructure and Real Assets’ (“MIRA”) chief commercial officer and its Global Head of Investor Solutions Group.  Prior to that, from October, 2010 until April, 2015, Mr. Frost served as MIRA’s Head of Transport and Strategic Projects and led major investments and divestments including complex private sales, public market takeovers, privatizations and con-investments in the infrastructure sector. Mr. Frost has served on the boards of various Macquarie-managed entities including those of several European airports and in July of 2017 was elected the Chairman of the Global Infrastructure Investors Association, a body designed to deliver a program of global advocacy and stakeholder engagement on matters related to infrastructure investing. See the information under the heading “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A, filed with the Commission on March 24, 2017, and Note 11, “Related Party Transactions,” to the Company’s consolidated financial statements in Part II, Item 8, “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K, filed with the Commission on February 21, 2017, for a description of contractual arrangements and transactions between the Company and members of the Macquarie Group.
Mr. Frost is being seconded to the Company by its manager, Macquarie Infrastructure Management (USA) Inc. (the “Manager”), a subsidiary of Macquarie, in accordance with the terms of the Company’s management services agreement with the Manager.  Mr. Frost will remain employed as an Executive Director of Macquarie and compensated by Macquarie in accordance with the management services agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE CORPORATION

By:	/s/ James Hooke
Name: James Hooke
Title: Chief Executive Officer

Dated:  November 1, 2017